Exhibit 99.1

Pinnacle Acquisition Corporation Announces the Separate Trading of its Class A Ordinary Shares and Rights, Commencing September 25, 2026

Palm Beach, FL, Sept. 25, 2026 (GLOBE NEWSWIRE) -- Pinnacle Acquisition Corporation (NYSE: PNAQ.U) (the “Company”) announced today that, commencing September 25, 2026, holders of the units sold in the Company’s initial public offering may elect to separately trade the Company’s Class A ordinary shares and rights included in the units. The Class A ordinary shares and rights that are separated will trade on the New York Stock Exchange under the symbols “PNAQ” and “PNAQ.RT,” respectively. Those units not separated will continue to trade on the New York Stock Exchange under the symbol “PNAQ.U.”

“We believe our team’s experience building and scaling public-market platforms, executing strategic M&A and working across commercial and consumer finance positions us well to identify an exceptional company and help accelerate its next stage of growth,” said Steve Hudson, Co-founder, Chief Executive Officer and Chairman of Pinnacle Acquisition Corporation.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Pinnacle Acquisition Corporation

Pinnacle Acquisition Corporation is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, incorporated as a Cayman Islands exempted company and formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

The Company intends to focus its search on partnering with management and owners of high-quality companies seeking an alternative to a traditional initial public offering in commercial finance, consumer finance and adjacent areas of the broader financial services ecosystem, including technology-enabled platforms and specialty finance businesses.

Pinnacle will seek to leverage its leadership team’s operating, M&A and capital markets experience, as well as its relationships with strategic acquirers, financial sponsors, investors and sector participants. The Company believes the current market environment, including growth in commercial and consumer finance, the importance of scaled specialty finance platforms and the shift toward diversified lending models, is creating attractive opportunities for partnership and value creation.

“Pinnacle was designed to bring experienced sponsorship, disciplined acquisition criteria and a partnership-oriented approach to companies that are ready for the public markets,” said Andrew Rechtschaffen, Co-founder and Director of Pinnacle Acquisition Corporation. “We currently see a compelling universe of potential opportunities across financial services and related technology-enabled sectors, and we are focused on finding a business where our team can help accelerate long-term value creation following the IPO.”

While the Company may pursue a business combination in any business or industry, it intends to focus its efforts on businesses with growth platforms, strong management teams and opportunities to drive value creation such as the ability to pursue further accretive acquisitions or capital structure optimization that can benefit from the business expertise of its Chief Executive Officer and Chairman, Steven K. Hudson, and its Chief Financial Officer, Jack Schneider. Andrew Rechtschaffen, Paul Stoyan, Karen Martin and Harry Brandler also serve as board members.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to the Company or its management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission (“SEC”). All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Company Contact

Jack Schneider

Chief Financial Officer

(561) 309-3447